INTREPID CAPITAL MANAGEMENT FUNDS TRUST

Supplement dated March 1, 2009 to the
Prospectus dated January 28, 2009

1)  Footnote 3 of the “Fees and Expenses of the Funds” table on page 9 of the Prospectus has been revised, and the “Fees and Expenses of the Funds” table is supplemented and replaced as shown below:

FEES AND EXPENSES OF THE FUNDS

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

	Intrepid	Intrepid	Intrepid	Intrepid
	Capital	Small Cap	Income	All Cap
SHAREHOLDER FEES	Fund	Fund	Fund	Fund
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)
Maximum Sales Charge (Load)	None	None	None	None
Imposed on Reinvested Dividends
and Distributions
(as a percentage of offering price)	None	None	None	None
Redemption Fee	2.00%(1)	2.00%(1)	2.00%(1)	2.00%(1)
Exchange Fee	None(1)	None(1)	None(1)	None(1)
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%	0.75%	1.00%
Distributions and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.54%	1.03%	0.61%	1.74%
Acquired Fund Fees and Expenses(2)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.81%	2.30%	1.63%	3.01%
Recoupment (Fee Waiver/Expense	0.16%	(0.33)%	(0.36)%	(1.04)%
Reimbursement)
Net Annual Operating Expenses(3)	1.97%	1.97%	1.27%	1.97%

(1) If you redeem shares that you have owned less than 30 days, a 2.00% fee will be deducted from the value of your redemption proceeds.  This fee is payable to the Fund.  The 2.00% redemption fee does not apply to exchanges between Funds.   Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  Please note that this fee is subject to change.
(2) Acquired Fund Fees and Expenses are indirect fees and expenses that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”).  Indirect fees and expenses represent a pro rata portion of the cumulative expenses charged by the Acquired Fund.  The Total Annual Fund Operating Expenses for the Intrepid Capital Fund, the Intrepid Small Cap Fund, the Intrepid Income Fund and the Intrepid All Cap Fund in the table above differ from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.79%  for the Intrepid Capital Fund,  2.28% for the Intrepid Small Cap Fund, 1.61% for the Intrepid Income Fund and  2.99% for the Intrepid All Cap Fund, respectively.
(3) The Adviser has contractually agreed to reduce its fees and/or reimburse the Funds to the extent necessary to ensure that Net Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.95% per year for the Intrepid Capital Fund, the Intrepid Small Cap Fund and the Intrepid All Cap Fund, and 1.25% for the Intrepid Income Fund, through September 30, 2009.  In addition, the Adviser has voluntarily agreed to reduce its fees and/or reimburse the Intrepid Small Cap Fund to the extent necessary to ensure that Net Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.70% per year on net assets less than $50 million, and do not exceed 1.50% on net assets greater than $50 million. This voluntary expense limitation for the Intrepid Small Cap Fund may be discontinued at any time without any notice, although the Adviser anticipates that the voluntary expense limitation will extend at least through February 28, 2010.  The Adviser has the right to receive reimbursement for fee reductions and/or expense payments made in the prior three fiscal years provided that after giving effect to such reimbursement, Net Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.95% of the Fund’s average daily net assets in the year of reimbursement for the Intrepid Capital Fund and the Intrepid All Cap Fund, 1.25% for the Intrepid Income Fund, and 1.70% for the Intrepid Small Cap Fund on net assets less than $50 million or 1.50% on net assets greater than $50 million (1.95% if the voluntary waiver is not in effect).

2)  The section of the table entitled “SEC Annualized Total Returns” for the Intrepid All Cap Fund for the period ending December 31, 2008 on page 16 of the prospectus is supplemented and replaced as shown below:
	One Year	Five Years	Ten Years
Intrepid All Cap Fund	(23.84)%	n/a	n/a
Equity Accounts Composite	(20.89)%	1.11%	4.23%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
Russell 3000® Index	(37.31)%	(1.95)%	(0.80)%

Please retain this Supplement for future reference.

INTREPID CAPITAL MANAGEMENT FUNDS TRUST

Supplement dated March 1, 2009 to the
Statement of Additional Information dated January 28, 2009

The fifth paragraph of the section entitled “Management of the Trust – Investment Adviser” on page B-15 of the Statement of Additional Information is replaced in its entirety with the following:

In addition, under separate agreements, the Adviser has contractually agreed to reduce its fees and/or reimburse the Funds to the extent necessary to ensure that net annual operating expenses (excluding acquired fund fees and expenses) do not exceed 1.95% for the Intrepid Capital, the Intrepid Small Cap Fund and the Intrepid All Cap Funds, and 1.25% for the Intrepid Income Fund each through September 30, 2009. Only the Board of Trustees has the power to terminate agreements prior to September 30, 2009 with respect to the Funds. In addition, the Adviser has voluntarily agreed to reduce its fees and/or reimburse expenses to ensure that net annual operating expenses (excluding acquired fund fees and expenses) for the Intrepid Small Cap Fund do not exceed 1.70% on net assets less than $50 million, and do not exceed 1.50% of net assets greater than $50 million. This voluntary expense limitation for the Intrepid Small Cap Fund may be discontinued at any time without any notice, although the Adviser anticipates that the voluntary expense limitation will extend at least through February 28, 2010.  The Adviser has the right to receive reimbursement for fee reductions and/or expense payments made pursuant to these agreements made in the prior three fiscal years provided that after giving effect to such reimbursement, Net Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) of the Fund making the reimbursement do not exceed 1.95% of the Fund’s average daily net assets in the year of reimbursement for the Intrepid Capital Fund and the Intrepid All Cap Fund, 1.25% for the Intrepid Income Fund, and 1.70% for the Intrepid Small Cap Fund on net assets less than $50 million or 1.50% for the Intrepid Small Cap Fund on net assets greater than $50 million (1.95% if the voluntary waiver is not in effect) in the year of reimbursement.

Please retain this Supplement for future reference.